                           COMMERCIAL AGENCY AGREEMENT

                  Signed and entered into this [ ] of [ ], 200_
                                 by and among:

                          TBS WORLDWIDE SERVICES, INC.

                             TBS PACIFIC LINER, LTD.

                          TBS LATIN AMERICA LINER, LTD.

                          TBS NORTH AMERICA LINER, LTD.

                               TBS EUROLINES, LTD.

                            TBS OCEAN CARRIERS, LTD.

                         TBS MIDDLE EAST CARRIERS, LTD.

                                       and

                            [insert agent full name]

                                    PREAMBLE

         WHEREAS TBS WORLDWIDE SERVICES INC. is a corporation organized under the laws of the Marshall Islands (hereinafter "TBS") and TBS has certain direct or indirect subsidiaries, TBS PACIFIC LINER, LTD., TBS LATIN AMERICA LINER,
LTD., TBS NORTH AMERICA LINER, LTD., TBS EUROLINES, LTD., TBS OCEAN CARRIERS,
LTD., and TBS MIDDLE EAST CARRIERS, LTD., all corporations organized under the laws of the Marshall Islands (hereinafter individually referred to as a "Liner
Company" or collectively referred to as the "Liner Companies") and [insert agent full name], is a corporation organized under the laws of [ ] authorized to do business as a Commercial Agent for Steamship Companies (hereinafter "AGENT"
or[insert agent short name])(collectively the "Parties"); and

         WHEREAS, TBS and the Liner Companies operate steamship services with chartered and/or owned vessels primarily to and from ports and points in North,
Central and South America including the Caribbean, the Far East and Europe
(hereinafter the "TRADE"); and

         WHEREAS, AGENT maintains an organization with suitable office and staff to conduct business as a commercial agent for steamship companies.

                                      -1-

         NOW THEREFORE, it is hereby agreed between the parties as follows:

         ARTICLE 1.   NAME

                  This Agreement shall be known as the TBS/ [insert short name]
                  COMMERCIAL AGENCY AGREEMENT (the "AGREEMENT").

         ARTICLE 2.   PURPOSE

                  TBS and the Liner Companies hereby appoint AGENT as their
                  Commercial Agent in [ ] (the "TERRITORY") in connection with the TRADE; and

                  AGENT accepts the aforementioned appointment, agrees to
                  perform capably those functions normally performed by a
                  Commercial Agent including, but not limited to, those
                  functions specifically set out below, and such services or functions as the parties shall from time to time agree, and agrees to act in accordance with the directions and orders which TBS, the Liner Companies, and their agents, TBS Shipping
                  Services Inc. (hereinafter "TBS New York") may give from time to time. Agent further agrees to do its utmost to protect, defend, and promote TBS's and the Liner Companies' commercial interests in the TRADE.

         ARTICLE 3.  TERMS AND CONDITIONS

                  1. The PREAMBLE constitutes an integral part of this Agreement and is incorporated herein as if set out at length;

                  2. AGENT agrees that during the tenure of this Agreement it will not act as an agent for any shipping line or engage in any other activity which will compete with TBS's or the Liner
                  Companies' service(s) in the TRADE except with the written approval of TBS;

                  3. With due regard to the traffic and cargo requirements of
                  TBS and of the Liner Companies, AGENT shall:

                           a. attend to the soliciting, booking, and shipment of
                           outbound and inbound cargoes and to that extent:

                                    (1) provide an adequate and efficient sales
                                    force which offers full sales coverage
                                    throughout the TERRITORY promoting the
                                    services offered by TBS and the Liner
                                    Companies in the TRADE, at no additional
                                    expense to the TBS;

                                      -2-

                                    (2) AGENT shall exercise its best efforts on
                                    behalf of TBS in soliciting and securing
                                    cargoes, both inbound and outbound. Any
                                    expenses for the entertainment of shippers,
                                    forwarders, importers, or customs house
                                    brokers shall be for AGENT's account, except
                                    for special receptions or any other special
                                    or unusual expenses in connection with the
                                    solicitation or promotion of TBS's and the
                                    Liner Companies' services in the TRADE and
                                    such expenses shall be for TBS's and/or the
                                    Liner Companies' account subject to the
                                    prior approval of TBS; and

                                    (3) AGENT shall report regularly with
                                    information relating to AGENT's activity
                                    with regard to the solicitation and
                                    procurement of cargoes and with information
                                    regarding the commercial activities of TBS's
                                    and the Liner Companies' competitors in the
                                    trade; and

                                    (4) AGENT shall oversee advertising for TBS
                                    and the Liner Companies', subject to TBS'
                                    approval, expenses for said advertising to
                                    be for account of TBS and/or the Liner
                                    Companies.

                           b. attend to all other traffic functions pertaining
                           to inbound and outbound cargoes;

                           c. undertake where/when necessary to file, maintain,
                           revise and/or update all TBS tariffs whose scope
                           includes the activities of TBS and of the Liner
                           Companies in the TRADE in those instances where the
                           findings, maintaining, revising, or updating is not
                           undertaken by a Freight Agreement or Conference of
                           which TBS or one or more of the Liner Companies is a
                           member and to that extent;

                                    (1) AGENT shall ensure that any applicable
                                    tariffs accurately reflect any service
                                    contracts or independent action rates of TBS
                                    or the Liner Companies; and

                                    (2) any fees incurred by the AGENT in
                                    performing these services shall be for the
                                    account of TBS and/or the Liner Companies.

                                    (3) TBS to receive a copy of the tariff and
                                    all amendments thereto in English.

                                      -3-

                           d. book all cargo in accordance with the terms of the
                           applicable TBS or Liner Company's tariff or COA or
                           C/P as may be applicable to the carriage of a
                           particular cargo under the terms and exceptions of
                           TBS' or the applicable Liner Company's bill of
                           lading, and in accordance with the shipping laws and
                           regulations of the TERRITORY.

                           e. undertake to attend traffic or related shipping
                           meetings if so requested;

                           f. exercise due diligence in the collection of
                           freight charges on both inbound and outbound cargoes
                           and any other charges or dues on TBS' and the Liner
                           Companies' behalf and remit same to TBS in accordance
                           with TBS's instructions and to that extent undertake
                           to:

                                    (1) issue or deliver "Freight Collect" Bills
                                    of Lading or "Freight Collect" cargo on
                                    inbound shipment only against full payment
                                    of outstanding collect freight charges
                                    except for those instances where TBS have
                                    expressly authorized the release of said
                                    Bill of Lading or cargo;

                                    (2) issue and deliver Bills of Lading for
                                    outbound cargoes only against full payment
                                    of freight charges due under the relevant
                                    Bill of Lading;

                                            (a) TBS and the Liner Companies'
                                            hereby authorize AGENT to extend
                                            credit to their shippers for outward
                                            cargoes in accordance with their
                                            instructions provided that those
                                            shippers have executed a valid
                                            "Shippers Credit Agreement" with TBS
                                            and or a Liner Company. Agreement
                                            must provide that TBS and or the
                                            applicable Liner Company may recover
                                            reasonable legal fees and other
                                            expenses incurred in recovering
                                            unpaid freight or other charges;

                           g. make all arrangements necessary for the
                           on-carriage of goods when such on-carriage is
                           necessitated by Bills of Lading or the terms of
                           carriage or instructions issued by or on behalf of
                           TBS and or a Liner Company;

                           h. prepare and promptly despatch to TBS' Agents at
                           foreign destinations, required documentation

                                      -4-

                           including, but not limited to, Visaed Customs
                           Manifests and Crew Lists, Freight Lists, Cargo Books,
                           etc., and prepare and promptly despatch to TBS
                           complete documentation including: Port Logs, Daily
                           Work Reports, Freight Lists, copies of Bills of
                           Lading, etc.

                  4. Notwithstanding the accounting procedures otherwise
                  required by TBS, and the AGENT's Agreement to those
                  procedures, as set forth in "MEMORANDUM C" attached hereto, with due regard to the financial requirements of TBS, AGENT shall:

                           a. collect any and all freight monies due to TBS
                           and/or the Liner Companies in the TRADE and shall not
                           be liable for the non-collection of freight due to
                           circumstances beyond the control of the AGENT; but
                           the AGENT shall be liable for the non-collection of
                           freights wherein the circumstances were not beyond
                           the control of Agent, including, but not limited to:

                                    (1) the unauthorized extension of credit,
                                    e.g., release of original "Freight Prepaid"
                                    Bills of Lading to a shipper having no
                                    credit agreement, or who are delinquent in
                                    payments, are otherwise on a cash basis, or
                                    who have had their credit privileges
                                    revoked;

                                    (2) AGENT mistakenly reports freights as
                                    having been paid thereby causing premature
                                    release of cargo at the port or point of
                                    destination;

                                    (3) AGENT releases incoming cargo moving
                                    under a "Freight Collect" or "Freight
                                    Payable at Destination" Bill of Lading
                                    without collecting the freight; or

                                    (4) for any other reason caused by a lack of
                                    due diligence by the AGENT.

                           b. deposit all freight collected with TBS in
                           accordance with TBS' instructions and to that extent:

                                    (1) shall deposit all freight collected
                                    immediately upon collection in TBS'
                                    designated bank account which shall be
                                    dedicated solely to freight collections, be
                                    separate from the disbursement account and
                                    be under the control of TBS;

                                      -5-

                                    (2) shall submit to TBS a freight collection
                                    detail report immediately pending final
                                    freight accounts per vessel and voyage;

                           c. endorse, on behalf of TBS and/or the Liner
                           Companies', checks, drafts, or other documents which
                           might require the endorsement of TBS for deposit or
                           collection. AGENT is hereby authorized and empowered
                           to deposit any and all such notes, checks, drafts,
                           cash, or other documents in accordance with the terms
                           of this Agreement and TBS's instructions;

                           d. provide TBS (or its appointed accountant), upon
                           request, the right to examine the AGENT's books,
                           records, or other relevant documents maintained in
                           the normal course of AGENT's business in connection
                           with the performance of AGENT's duties as described
                           in this Agreement at reasonable intervals; and

                           e. provide TBS with AGENT's annual financial
                           statements accurately depicting and detailing AGENT's
                           activities and financial condition in the original
                           language in which issued with English translations
                           within 120 days of the agents fiscal year ends.

                           f. agree to indemnify and pay all legal expenses on
                           behalf of TBS and/or the Liner Companies wherein TBS
                           and/or the Liner Companies, through no fault of their
                           own, become involved as a party to legal actions
                           against the AGENT and/or TBS and/or the Liner
                           Companies because of the acts or omissions of the
                           AGENT.

                  5. In consideration of AGENT's performance of the
                  above-mentioned services TBS and the Liner Companies shall:

                           a. make all reasonable efforts to assist AGENT in the
                           performance of its obligations and to fully cooperate
                           with its attempts to promote TBS' the Liner
                           Companies' services in the TRADE;

                           b. indemnify and pay all legal expenses on behalf of
                           the AGENT wherein the AGENT, through no fault of its
                           own, becomes involved as a party to legal actions
                           against TBS and/or the Liner Companies or against the
                           AGENT because of directions from TBS and/or the Liner
                           Companies;

                                      -6-

                           c. pay to AGENT the fees and commissions pursuant to
                           the terms and conditions set out under "MEMORANDUM A"
                           which is annexed to this document and is incorporated
                           hereto.

ARTICLE 4.   CLAIMS AND DELINQUENT FREIGHT CHARGES

                  1. The agent shall advise TBS of any/all claims including
                  cargo claims that may arise immediately:

                           a. AGENT will comply with the instructions set forth
                           in "Memorandum B" attached hereto.

                           b. AGENT shall make no representation to any party
                           alleging a claim in respect of the claims, merits or
                           quantum without express authority from TBS and/or
                           Maritime Guardian, Ltd., their claims handlers;

                           c. TBS to advise AGENT of all claims settlements
                           which have been notified through AGENT.

                           d. AGENT will provide TBS with a monthly report on
                           all claims filed during that month and will provide
                           TBS each January with an annual list of all claims
                           pending as of December 31 of the previous year.

                  2. AGENT agrees to take such steps as may be proper and
                  necessary to protect TBS' and the Liner Companies' interests in the event a shipper, consignee, or any other party fails to pay promptly any freights or other monies due and payable to
                  TBS and/or the Liner Companies. AGENT shall not take legal proceedings in the name of TBS and/or the Liner Companies to enforce payment of such monies without the express authority of TBS and/or the Liner Companies. The costs of any legal
                  proceedings expressly authorized by TBS and/or the Liner
                  Companies shall be borne by TBS and/or the Lienr Companies who shall designate appropriate legal counsel to pursue said
                  action.

                  On the other hand, AGENT is permitted, in cases where AGENT may be liable for non-collection of freight under Article 3,
                  4A (1-4), to hire a collection agency and/or to seek legal counsel of its own choice and at its own cost immediately upon reporting its liability to TBS or upon being held liable by
                  TBS. The course of such action is to be reported to TBS on request.

                                      -7-

ARTICLE 5.   CONFIDENTIALITY

         During the term of this Agreement and for a period of two (2) years thereafter, AGENT undertakes not at any time to divulge or make known any information concerning the secrets, accounts or dealings of or in anywise relating to the business of TBS and/or the Liner Companies unless otherwise instructed by TBS. AGENT will obtain and deliver to
         TBS a similar written and signed undertaking from AGENT's officers, managing directors and all others maintaining a managerial position with AGENT stating that each of them undertakes not at any time to divulge or make known any information concerning the secrets, accounts or dealings of or in anywise relating to the business of TBS and/or the
         Liner Companies unless otherwise instructed by TBS. AGENT agrees that, in addition to the recovery of allowable damages as a result of breach of the provisions of this Article, such provisions may be enforced by injunctive relief from either an arbitration panel or a court of appropriate jurisdiction in the TERRITORY, and AGENT consents to TBS and/or the Liner Companies applying for and obtaining such injunctive relief. A similar undertaking will also be obtained by AGENT from its officers, managing directors and all others maintaining a managerial position with AGENT.

ARTICLE 6.   APPLICABLE LAW

         This Agreement shall in all respects be governed by an interpreted according to the law of New York.

ARTICLE 7.   ARBITRATION

         Any dispute or claim arising out of or in connection with this
         Agreement shall be referred to arbitration in New York by a panel of three arbitrators, one chosen by the party seeking arbitration, one chosen by the other party, and a third chosen by the arbitrators so selected. The arbitrators shall be commercial men. The decision of the majority will be final and binding upon the parties and may be enforced by any court having jurisdiction.

         Arbitration shall be commenced upon not less than thirty (30) days notice on intention to refer the matter to arbitration, specifying the nature of the dispute or claim and notice shall have been delivered in writing to the other party.

ARTICLE 8.   DURATION AND TERMINATION OF AGREEMENT

         This agreement shall run for an indefinite period, but shall be revocable by either party giving the other party not less than thirty
         (30) days written notice of their intent to terminate the Agreement.

                                      -8-

         TBS shall have the right to cancel this contract immediately should the
         AGENTS be guilty of willful misconduct or malfeasance.

         The responsibilities of the parties to this Agreement shall remain in force for all voyages in progress on the effective date of the termination of the Agreement and for the performance of obligations arising prior to the effective date of the termination.

         Any termination of this agreement shall be without prejudice to the right and claims of the parties between themselves in respect of all matters and things arising previous to such termination and no such termination shall release or discharge the parties from any liability incurred by them previous thereto.

ARTICLE 9.   NOTICES

                  Any notice or communication must be sent by facsimile, telex, registered or recorded mail or by personal service. The
                  address of the parties for service of such communication shall be as follows:

                  If to TBS:
                  TBS Worldwide Services Inc.
                  Commerce Building, One Chancery Lane
                  Hamilton HM 12, Bermuda
                  Telephone:  (441) 295-9230
                  Fax:  (441) 295-4957

                  With copy to:
                  TBS Shipping Services Inc.
                  612 East Grassy Sprain Road
                  Yonkers, New York 10710
                  Telex:  6733815 TBS

                  If to the Agent:

                  [insert agent name]
                  [insert address]

                                      -9-

ARTICLE 10.  NON-ASSIGNMENT

                  The parties agree that no party thereto shall have the right to assign any of its rights or obligations hereunder to any third-party without the written consent of the other party.

                  IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers or representatives this [ ] day of
[ ], 200_.

[insert agent name]                       TBS WORLDWIDE SERVICES INC.

By_________________________               By_________________________
  Title:                                    Title:

TBS LATIN AMERICA LINER, LTD.             TBS OCEAN CARRIERS, LTD.

By:________________________               By:________________________
   Title:                                    Title:

TBS NORTH AMERICA LINER, LTD.             TBS PACIFIC LINER, LTD.

By:________________________               By:________________________
   Title:                                    Title:

                                          TBS EUROLINES, LTD.

                                          By:________________________
                                             Title

                                      -10-

                                          TBS MIDDLE EAST CARRIERS, LTD.

                                          By:____________________________
                                             Title:

                                      -11-

                           COMMERCIAL AGENCY AGREEMENT
                                 MEMORANDUM "A"

                                 ---------------

With reference to the COMMERCIAL AGENCY AGREEMENT signed on the [ ] day of [ ],
200_, among TBS WORLDWIDE SERVICES INC. ("TBS"), TBS PACIFIC LINER, LTD., TBS
LATIN AMERICA LINER, LTD., TBS NORTH AMERICA LINER, LTD., TBS EUROLINES, LTD.,
TBS OCEAN CARRIERS, LTD., TBS MIDDLE EAST CARRIERS, LTD., and [insert agent name] ("AGENT"), it is hereby agreed TBS and/or the Liner Companies shall pay to
AGENT the following commissions and fees according to Article 3 (Paragraph 5C)
of said agreement, to be reviewed at the end of 200_.

Commissions:

A booking commission of _______% shall be paid on all shipments firmly booked.

Commissions will only be paid to AGENT if it firmly books the cargo and in all instances will be paid on the total freight, as manifested.

It remains the responsibility of AGENT to prove conclusively that it was entitled to the commission earned. Unless agreed otherwise, AGENT is to invoice for commissions by voyage with full details to TBS New York, Attention
Accounting Department.

 [INSERT AGENT NAME]                         TBS WORLDWIDE SERVICES INC.

By ________________________                  By _______________________

TBS LATIN AMERICA LINER, LTD.                TBS OCEAN CARRIERS, LTD.

By ________________________                  By _______________________
   Title:                                       Title:

TBS NORTH AMERICA LINER, LTD.                TBS PACIFIC LINER, LTD.

By ________________________                  By _______________________
   Title:                                       Title:

                                      -1-

                                             TBS EUROLINES, LTD.

                                             By:____________________________
                                                Title

                                             TBS MIDDLE EAST CARRIERS, LTD.

                                             By:____________________________
                                                Title:

                                      -2-

                           COMMERCIAL AGENCY AGREEMENT
                                 MEMORANDUM "B"

                             CARGO CLAIMS PROCEDURES

Attachment to COMMERCIAL AGENCY AGREEMENT signed on the [   ] day of [   ] 200_,
among TBS WORLDWIDE SERVICES INC. ("TBS"), TBS PACIFIC LINER, LTD., TBS LATIN
AMERICA LINER, LTD., TBS NORTH AMERICA LINER, LTD., TBS EUROLINES, LTD., TBS
OCEAN CARRIERS, LTD., TBS MIDDLE EAST CARRIERS, LTD. (collectively referred to as the "Liner Companies") and [insert agent name] ("AGENT").

The following procedures are those to which you are required to adhere without fail. These are requirements, not suggestions or recommendations.

TBS and the Liner Companies have appointed Maritime Guardian, Ltd. (hereinafter
"MGL") to handle all claims. The full style of MGL is as follows:

                  Maritime Guardian, Ltd.
                  612 East Grassy Sprain Road
                  Yonkers, New York 10710
                  USA

Contact: ATHANASIOS PARDALIS
                  Phone:       (914) 793-0870
                  Fax:         (914) 793-0119
                  AOH/Mobile:  (914) 954-0387
                  Email:        mgl@maritimeguardian.com

Upon your receipt of any information indicating that there is any problem with a cargo shipment, you are to notify MGL in copy to TBS's Agent in New York ("TBS
New York") immediately. It is not necessary to have a written claim or notification of cargo damage presented, a verbal complaint, and/or knowledge of any possible situation is to be sufficient to cause you to notify "TBS New
York".

All communication with "TBS NY" is to be in English. If documents are presented by the customer or their representative in a language other than English, you are to provide "TBS NY" an informal translation. Should an official translation become necessary at some point, it will be arranged or requested in due course.

There is a two-fold purpose for this absolute requirement: (1) MGL will be better able to respond more precisely and rapidly to the customer via your office; (2) the documents (with the English translation) can be sent to the owners' underwriter for expedited handling. As you are aware, each time you forward documents in a foreign language you are requested to provide an English

                                      -3-

translation which if provided in the first instance would facilitate the processing of the claim resulting in better service to the customer.

If any surveyors have been appointed on behalf the "Liner Companies," you are to liaise closely with the appointed surveyor to ensure that the surveyors preliminary advice is submitted to "TBS NY," within 2 working days of completion of discharge and a copy of the full original survey report, always in English, is sent to MGL in copy to TBS's Agent in New York no later than 1week after completion. If there is significant damage observed the surveyor is to issue a specific preliminary report not later than the next business day. For most instances involving significant damage, MGL shall coordinate with P&I/Liability
Underwriters and revert with to "Agent" with specific surveyor instructions.

In the event there is a problem that arises which requires immediate attention you/or the surveyor is to contact MGL personnel and TBS New York by phone at any time. All reports, formal claim and/or written communications are to be sent to
MGL, in original form, to the attention of Athanasios Pardalis and copied to TBS
New York marked to the attention of the vessel operator or Operations
Department. In this respect, should you have any problems obtaining the cooperation of the surveyor(s), cargo claimants and/or their representatives, please inform MGL and TBS New York immediately.

If there is a persistent problem with surveyors, cargo claimants and/or their representatives, the appropriate steps necessary to have the surveyor comply, including employing a different surveyor will be taken.

A surveyor will be appointed to attend the discharge of the vessel and, as/if required, to investigate specific claims. Your assisting us in maintaining close coordination with the appointed surveyors is invaluable to all parties.

Once a formal "notice of claim" and/or damage is presented by cargo claimants and/or their representative, the following documents are to be obtained from them:

Clear copy of both sides of the Original, Endorsed Bill(s) of Lading.

Fully Detailed Packing List corresponding to the respective, cargo shipment/Bill(s) of Lading.

Commercial Invoice(s) corresponding to the respective cargo shipment/Bill(s) of
Lading.

Detailed Claim Statement outlining and summarizing how the claim/alleged loss has been calculated.

                                      -4-

Evidence that damage being claimed is attributable to the carrying vessel and occurring while the cargo was in the custody of "Liner Companies".

If these documents are not in English, you are to provide a free translation of same. This informal translation is needed to expedite the handling of the alleged claim.

Under no circumstances are you to act as a settlement agent. You have no authority to make or propose to the claimant any settlement or agreement without having received written authority from MGL or senior management of TBS New York first. You shall not appoint legal representation without the written consent from "TBS NY" and "MGL" in consultation with the P&I/Liability Underwriters. You are, however, encouraged to communicate your ideas and recommendations for the handling of the claim or dispute to MGL and/or TBS New York for consideration.

No cargo surveys, out-turn reports, or information verbal or written, related to possible cargo claims are to be given to cargo claimant and/or their representatives, or any other party without written authorization from MGL or senior management of TBS New York.

All other questions and/or comments not answered above shall be handled on a
"case-by-case" basis with specific instruction provided to "Agent" by "MGL".

In the event of any question, agents shall immediately contact "TBS NY" or "MGL"
for further clarification.

[insert Agent name]                     TBS WORLDWIDE SERVICES INC.

By:__________________________           By:________________________
   Title:                                  Title:

TBS LATIN AMERICA LINER, LTD.           TBS OCEAN CARRIERS, LTD.

By:__________________________           By:________________________
   Title:                                  Title:

                                      -5-

TBS NORTH AMERICA LINER, LTD.               TBS PACIFIC LINER, LTD.

By:__________________________           By:________________________
   Title:                                  Title:

                                            TBS EUROLINES, LTD.

                                         By:________________________
                                            Title:

                                            TBS MIDDLE EAST CARRIERS, LTD.

                                        By:________________________
                                           Title:

                                      -6-

                           COMMERCIAL AGENCY AGREEMENT
                                 MEMORANDUM "C"

                              ACCOUNTING PROCEDURES

Attachment to COMMERCIAL AGENCY AGREEMENT signed on the [   ] day of [   ] 200_,
among TBS WORLDWIDE SERVICES INC. ("TBS"), TBS PACIFIC LINER, LTD., TBS LATIN
AMERICA LINER, LTD., TBS NORTH AMERICA LINER, LTD., TBS EUROLINES, LTD., TBS
OCEAN CARRIERS, LTD., TBS MIDDLE EAST CARRIERS, LTD. (collectively referred to as the "Liner Companies") and [insert agent name] ("AGENT").

Disbursements
Upon advice by TBS or its Agent in New York ("TBS New York") of a vessel's arrival, the AGENT will forward to TBS New York via Electronic Mail file attachment (address is: operations@nyc.tbsship.com) or by fax to 914-961-7609, attention Operations Department, a realistic proforma for estimated port disbursements within 24 hours. The only acceptable form is attached. The proforma will stipulate details of services included, such as, pilotage, wharfage, stevedoring, etc. TBS New York will place the AGENT in funds accordingly to cover approved estimated expenses. Within a maximum of 7 days after a vessel's sailing from each port, a revised proforma based on actual costs incurred is to be sent to TBS New York in the same format as the initial proforma, via Electronic Mail file attachment or by fax, to the Operations
Department. Any significant changes in costs should be highlighted together with reasons why.

In case total costs for the port call increase by greater than 20%, additional funds will be sent to the AGENT as appropriate.

Final disbursement accounts are to be closely scrutinized by the AGENT and forwarded to TBS New York, attention Operations Department, within thirty (30)
days after each sailing. A copy of Statement of Fact should be included in the disbursement account. Within three (3) weeks of receipt of the disbursement account TBS New York will remit funds to finalize the voyage or question any disputed items.

Disbursement Bank Account
The AGENT shall maintain a separate bank account in its name exclusively for
TBS's and the Liner Companies' disbursements.

Receipts

AGENT will collect on behalf of TBS and/or the Liner Companies all outstanding charges related to shipments by TBS and/or the Liner Companies. AGENT will be responsible for collection of inbound collect and outbound prepaid shipments.
Deposits will be made directly to TBS's and/or the Liner Companies' separate local Freight Deposit Account, which will be set up specifically for

                                      -1-

this purpose. This account will be under the exclusive control of personnel of
TBS New York. Detailed collection reports by Bill of Lading will be sent immediately to TBS New York via Electronic Mail (address is
accounting.receivables@nyc.tbsship.com) or fax at 914-793-2714, attention
Accounts Receivable. Content of this reporting to include Bill of Lading number, parcel number, amount, and payee.

Accounts Receivable

AGENT shall be responsible for notifying TBS New York immediately upon AGENT's knowledge that a Freight Receivable is in jeopardy of becoming uncollectible or is otherwise at risk.

Monthly, TBS New York will issue a report to the AGENT indicating those receivables AGENT is responsible for collecting. AGENT shall comment within one
(1) week of receipt of said list about collection status of all Freight
Receivables over thirty (30) days. Comments will be in written form and directed to TBS New York, via Electronic Mail (address is:
accounting.receivables@nyc.tbsship.com) or fax at 914-793-2714, attention
Accounts Receivable.

Statement of Accounts

Monthly, the AGENT will forward to TBS New York a Statement of Account showing the financial relationship between the AGENT and TBS including balance forward from last statement, current charges and remittances, and closing balance.

[INSERT AGENT NAME]                    TBS WORLDWIDE SERVICES INC.

By:__________________________           By:________________________
   Title:                                  Title:

TBS LATIN AMERICA LINER, LTD.           TBS OCEAN CARRIERS, LTD.

By:__________________________           By:________________________
   Title:                                  Title:

TBS NORTH AMERICA LINER, LTD.           TBS PACIFIC L INER, LTD.

By:__________________________           By:________________________
   Title:                                  Title:

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                                        TBS EUROLINES, LTD.

                                         By:________________________
                                            Title:

                                         TBS MIDDLE EAST CARRIERS, LTD.

                                         By:________________________
                                            Title:

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